UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:  January 2, 2020

(Date of Earliest Event Reported)

CAPSTEAD MORTGAGE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-08896	75-2027937
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

8401 North Central Expressway Suite 800 Dallas, Texas	75225
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (214) 874-2323

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 230.14a-12).
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock ($0.01 par value)	CMO	New York Stock Exchange
7.50% Series E Cumulative Redeemable Preferred Stock ($0.10 par value)	CMOPRE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

2020 Annual Incentive Compensation Program Awards

On January 2, 2020, the Compensation Committee (the “Committee”) of the Board of Directors of Capstead Mortgage Corporation (the “Company”) adopted the 2020 Annual Incentive Compensation Program applicable to the Company’s executive officers (the “2020 Annual Incentive Program”).  The 2020 Annual Incentive Program is structurally similar to the 2019 Annual Incentive Compensation Program, except as described below.  The 2020 Annual Incentive Program provides defined metrics against which the Company’s performance is to be measured, specifically absolute economic return, relative operating efficiency as well as individual goals and objectives for each of the executive officers.  Payouts are determined formulaically, defining threshold, target and maximum performance levels based on multiples of base salary, thereby limiting the maximum annual incentive payout for each executive officer.

Changes for 2020 consisted of (a) eliminating two relative economic return performance metrics; (b) increasing the absolute economic return performance metric by 30 percentage points to an aggregate participation level of 70%; (c) reducing the absolute economic return Threshold and Target return levels to 2.0% and 6.0% from 6.0% and 8.0%, respectively, while reducing the related award opportunity at the Threshold level to 0% from 50%, and (d) increasing the individual goals and objectives performance metric by five percentage points to an aggregate participation level of 20%.  Each executive officer’s total award opportunity as measured at Target performance levels is equal to 125% of annual base salary on January 1, 2020.

The 2020 Annual Incentive Program is filed with this Form 8-K as Exhibit 10.1 and is incorporated by reference herein.  This summary does not purport to be complete and is qualified in its entirety by reference to Exhibit 10.1.

Award of Dividend Equivalent Rights (“DERs”)

An additional performance-based short-term incentive compensation program for executives provides for quarterly cash payments equal to per share dividends declared on the Company’s common stock multiplied by a notional amount of non-vesting or “phantom” shares of common stock, referred to as DERs.  DERs are not attached to any stock or option awards.  DERs outstanding during 2019 totaling 625,000 expired December 31, 2019.  On January 2, 2020 the Committee awarded DERs totaling 655,000 expiring December 31, 2020 as follows:

	2019	2020
Executive Officer	DER Grants	DER Grants
Phillip A. Reinsch, President and Chief Executive Officer	200,000	200,000
Robert R. Spears, Jr., Executive Vice President and Chief Investment Officer	200,000	200,000
Roy S. Kim, Senior Vice President - Asset and Liability Management	125,000	140,000
Lance J. Phillips, Senior Vice President and Chief Financial Officer	100,000	115,000

2020 Long-Term Awards

Pursuant to the Amended and Restated 2014 Flexible Incentive Plan, on January 2, 2020, the Committee granted two forms of incentive compensation awards to the executive officers of the Company based on the closing price of the Company’s common stock on January 2, 2020, consisting of (a) restricted common stock and (b) performance units (the “Performance Units”).

Restricted Stock Awards

The restricted common stock awards vest in full on January 2, 2023 and were granted in the following share amounts determined by reference to the closing stock price on the date of grant with a value equal to 75% of each grantee’s annual base salary on January 1, 2020:

Executive Officer	Number of shares of Restricted Common Stock
Phillip A. Reinsch, President and Chief Executive Officer	59,637
Robert R. Spears, Jr., Executive Vice President and Chief Investment Officer	57,251
Roy S. Kim, Senior Vice President - Asset and Liability Management	41,030
Lance J. Phillips, Senior Vice President and Chief Financial Officer	33,396

Each executive officer will enter into a Restricted Stock Agreement with the Company in the form filed with this Form 8-K as Exhibit 10.2.

Performance Units

Prior to granting Performance Units, the Committee adopted long-term performance unit award criteria (the “2020 Long-Term Performance Unit Award Criteria”).  The 2020 Long-Term Performance Unit Award Criteria are structurally similar to the long-term performance unit award criteria adopted by the Committee in 2019, except as described below.  The number of shares of common stock into which the Performance Units are convertible is dependent on the extent, if any, that defined relative economic return, absolute economic return and relative total stockholder return performance metrics are achieved during a three-year performance period ending December 31, 2022, as specifically outlined in the 2020 Long-Term Performance Unit Award Criteria.

Changes for 2020 consisted of (a) reducing the relative economic return performance metrics by a total of ten percentage points to a participation level of 30% of the total award (measured at Target performance levels); (b) eliminating the Agency mREIT peer group in favor of one peer mREIT group for purposes of measuring relative economic return performance, (c) increasing the total stockholder return performance metric by ten percentage points to 30%; and (d) reducing the absolute economic return Threshold and Target return levels to 2.0% and 6.0% from 6.0% and 8.0%, respectively, while reducing the related award opportunity at the Threshold level to 0% from 50%.  As in the past, the conversion ratio will be adjusted to interpolate the appropriate conversion factors for any metrics that perform above related Threshold but below the Maximum performance levels.  Accordingly, the Performance Units could expire without converting into any shares of common stock or could be convertible into as many as 200% of the number of Performance Units granted.

ITEM 9.01.FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

Exhibit No.	Description
10.1	2020 Annual Incentive Compensation Program
10.2	Form of Restricted Stock Agreement
10.3	2020 Long-Term Performance Unit Award Criteria
10.4	Form of Performance Unit Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTEAD MORTGAGE CORPORATION

January 3, 2020	By:	/s/ Lance J. Phillips
Lance J. Phillips
Senior Vice President, Chief Financial Officer
and Secretary